Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                             January 31, 2003


                         Commission file number 0-23903

                              eAutoclaims.com, Inc.

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      (Exact name of small business issuer as specified in its charter)

                              Nevada 95-4583945
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             (State or other jurisdiction of (I.R.S. Employer incorporation or organization) Identification No.)

                110 East Douglas Road, Oldsmar, Florida 34677
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                  (Address of principal executive offices)

                                 (813) 749-1020
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                           (Issuer's telephone number)

      ITEM 5./ITEM 9. OTHER EVENTS/REGULATION FD DISCLOSURE.

     1. Mr. Randy Wright resigned from the Board of Directors and as the Chief Development Officer of eAutoclaims.com, Inc. in order to pursue other business interests. There are no disputed issues between Mr. Wright and eAutoclaims.com, Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    eAutoclaims.com, Inc.

Dated    2/7/03
                                                    /s/ Eric Seidel

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                                                    President